INCOME TAXES	12 Months Ended
Jun. 30, 2021
INCOME TAXES
INCOME TAXES

NOTE 13 – INCOME TAXES

Troika Media Group Inc. and domestic subsidiaries file on a consolidated U.S. federal tax basis and state tax returns on a consolidated, combined or separate basis depending on the applicable laws for the years ending June 30, 2021 and June 30, 2020. Mission Media Holdings, LTD and Mission Media, LTD are foreign subsidiaries of the Company which file tax returns in the United Kingdom.

Information on Federal and where applicable state statutory tax rates and also by country are as follows, but may not be all inclusive, and are estimated accordingly:

UNITED STATES

Troika Media Group Inc. the parent company of Troika Design Group Inc., Digital Media Acquisition Corporation, SignalPoint Corporation, Signal Point Holdings Corporation, Troika Services, Inc., Troika Analytics, Inc., Troika-Mission Holdings, Inc., Mission Media USA, Inc. and Troika IO, Inc. are subject to the U.S. federal tax rate of 21% and approximately up to 9% state tax for the years ending June 30, 2021 and 2020.

UNITED KINGDOM

We have two operating subsidiaries in the UK, Mission Media Holdings, LTD and Mission Media, LTD, which are subject to a tax rate of 19% for the years ending June 30, 2021 and June 30, 2020.

The below table summarizes the net loss by geographic area for the fiscal years ending June 30:

	Years Ended June 30,
	2021	2020

United States	$(14,868,000)	$(11,294,000)
Foreign	(1,129,000)	(3,153,000)
Total net loss	$(15,997,000)	$(14,447,000)

Income tax (benefit) expense from continuing operations on an estimated GAAP basis for the year ending June 30, 2021 consisted of the following:

	Current	Deferred	Total
Federal	$37,000	$152,000	$189,000
State	27,000	-	27,000
Foreign	-	-	-
Subtotal	64,000	152,000	216,000
Valuation allowance	-	-	-
Total	$64,000	$152,000	$216,000

Income tax (benefit) expense from continuing operations on an estimated GAAP basis for the year ending June 30, 2020 consisted of the following:

	Current	Deferred	Total
Federal	$-	$(3,269,000)	$(3,269,000)
State	-	(466,000)	(466,000)
Foreign	-	(533,000)	(533,000)
Subtotal	-	(4,268,000)	(4,268,000)
Valuation allowance	-	4,268,000	4,268,000
Total	$-	$-	$-

A reconciliation of the estimated federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	June 30, 2021	June 30, 2020
Taxes calculated at federal rate	21.0%	21.0%
Foreign taxes	(0.1)%	(2.9)%
Debt settlement	2.6%	9.2%
Stock compensation	(1.2)%	(1.0)%
Change in valuation allowance	(25.4)%	(12.7)%
State taxes net of federal benefit	1.9%	0.6%
Revaluation of deferred	-%	-%
Acquisition - domestic	-%	-%
Acquisition - foreign	-%	-%
Goodwill impairment	-%	(2.9)%
Other adjustments	1.7%	(11.4)%
Provision for income taxes	0.4%	(0.1)%

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at June 30, 2021 and 2020 are presented below:

	June 30, 2021	June 30, 2020
Deferred Tax Assets
Net operating loss carryforwards	$5,320,000	$3,798,000
Accounts receivable reserve	131,000	201,000
Contribution carryover	6,000	851,000
Section 163 (j) limitation	120,000	123,000
Stock based compensation	1,611,000	1,053,000
Accrued interest	89,000	127,000
Contract liabilities	-	-
Deferred rent	-	29,000
Net right-of-use assets	1,772,000	23,000
Other accruals	-	-
Total Deferred Tax Assets	9,049,000	6,205,000

Deferred Tax Liabilities
Fixed Assets	(112,000)	(101,000)
Intangibles	(513,000)	(1,775,000)
Deferred Revenue	(179,000)	(61,000)
Total Deferred Tax Liabilities	(804,000)	(1,937,000)
Net Deferred Tax Assets	8,245,000	4,268,000
Valuation Allowance	(8,245,000)	(4,268,000)

Net deferred tax / (liabilities)	$-	$-

The Company is in the process of reviewing its current deferred tax balances and the above amounts for the periods ending June 30, 2021 and 2020 are estimated, but may not be all inclusive.

Deferred tax assets and liabilities are computed by applying the estimated enacted federal, foreign and state income tax rates to the gross amounts of future taxable amounts and future deductible amounts and other tax attributes, such as net operating loss carryforwards. In assessing if the deferred tax assets will be realized, the Company considers whether it is more likely than not that some or all of these deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the period in which these deductible temporary differences reverse.

During the year ending June 30, 2021, the estimated valuation allowance increased by $4,268,000 to $8,245,000 as compared to $4,268,000 as of June 30, 2020. The increase in valuation allowance is primarily related to an increase in net operating losses as well as stock-based compensation. The total valuation allowance results from the Company’s position that it is more likely than not able to realize their net deferred tax assets.

At June 30, 2017 and prior to this date, the Company had estimated federal and state net operating loss carry forwards.  For the periods prior to the year ending June 30, 2017 the Company is unable to accurately verify or compute the applicable federal and state net operating losses.  The Company’s tax year end was on a calendar year end December 31. Such losses may not be utilizable or possibly eliminated under IRC Section 382/383, change of ownership rules. Management is in the process of reviewing IRC Section 382/383 at the time of this filing for the period indicated.  The federal net operating loss for the period ending June 30, 2020 is estimated to be $13,892,000 and for state $3,564,000.  The federal net operating loss for the period ending June 30, 2021 is estimated to be $20,623,000 and for state $6,255,000. These carryforwards may be subject to an annual limitation under I.R.C. §§ 382 and 383 and similar state provisions, if the Company experienced one or more ownership changes which would limit the amount of the NOL and tax credit carryforwards that can be utilized to offset future taxable income. In general, an ownership change, as defined by I.R.C. §§ 382 and 383, results from transactions increasing ownership of certain stockholders or public groups in the stock of the corporation by more than 50 percentage points over a three-year period. The Company has not completed an I.R.C. § 382/383 analysis. If a change in ownership were to have occurred, NOL and tax credit carryforwards could be eliminated or restricted. If eliminated, the related asset would be removed from the deferred tax asset schedule with a corresponding reduction in the valuation allowance. Due to the existence of the valuation allowance, limitations created by future ownership changes, if any, will not impact the Company’s effective tax rate.  As of June 30, 2021 and 2020, the Company’s UK entity Mission Media Limited carryforward NOL’s were $3,865,000 and $2,485,000, respectively.

On June 12, 2017, the Company entered into a merger agreement with Troika Design Group, Inc. and subsidiaries (“Design”) and Daniel Pappalardo, the sole shareholder of Design.  In conjunction with this merger, we believe that the Company experienced an “ownership change” within the meaning of Sections 382 and 383 of the Code. An ownership change is generally defined as a more than 50 percentage point increase in equity ownership by “5 percent shareholders” (as that term is defined for purposes of Sections 382 and 383 of the Code) in any three-year period or since the last ownership change if such prior ownership change occurred within the prior three-year period. As a result of the ownership change on June 12, 2017, the limitations on the use of pre-change losses and other carry forward tax attributes in Sections 382 and 383 of the Code apply and the Company may not be able to utilize any portion of their NOL carry forwards from the years prior to June 12, 2017 and the portion of the NOL for June 30, 2017 allocable to the portion of the year prior to June 12, 2017.  NOLs from subsequent years should not be affected by the ownership change on June 12, 2017.

There is a new tax on global intangible low-taxed income (GILTI) of subsidiaries of US parents. This new tax law is based on the excess of foreign income over a specified return (deemed return on tangible assets of foreign corporation). This will result in a US tax on foreign earnings where: (i) there is not a large aggregate foreign fixed asset base; and (ii) foreign earnings are taxed at a low rate. For ASC 740 (Accounting for Income Tax), it is acceptable to recognize the GILTI in the year in which it is included on the tax return on the basis that it is triggered by the existence, on an aggregate basis, of "excess" low-taxed foreign income in that year. For IFRS tax accounting and GAAP, it is acceptable to recognize the charge for GILTI in the year in which it is included on the tax return on the basis that it is triggered by the existence, on an aggregate basis, of "excess" low-taxed foreign income in that year. Since the Mission foreign subsidiaries for the year ending June 30, 2021 recorded an operating loss $1,380,000 there is no current GILTI tax recorded as a period cost. The Company is in the process of reviewing GILTI, as it is computed on a cumulative basis, as it relates to United States Repatriation Tax, as well as GILTI.

As of December 31, 2019, the Company had an estimated net operating loss (NOL) carryforward of approximately $38,365,000. The NOL carryforward estimated to begins to expire in 2024. Under Section 382 of the Internal Revenue Code of 1986, as amended (“IRC Section 382”), a corporation that undergoes an “ownership change” is subject to limitations on its use of pre-change NOL carryforwards to offset future taxable income. Within the meaning of IRC Section 382, an “ownership change” occurs when the aggregate stock ownership of certain stockholders (generally 5% shareholders, applying certain look-through rules and aggregation rules which combine unrelated shareholders that do not individually own 5% or more of the corporation’s stock into one or more “public groups” that may be treated as 5-percent shareholder) increases by more than 50 percentage points over such stockholders’ lowest percentage ownership during the testing period (generally three years). In general, the annual use limitation equals the aggregate value of common stock at the time of the ownership change multiplied by a specified tax-exempt interest rate. The Company has not completed a study as to whether there is a Section 382 limitation on its NOLs that will limit the use of its NOLs in the future. The Company has recorded a valuation allowance on the entire NOL as it believes that it is more likely than not that the deferred tax asset associated with the NOLs will not be realized regardless of whether an “ownership change” has occurred.

Effects of the Tax Cuts and Jobs Act

On December 22, 2017, the Tax Cuts and Jobs Act (Tax Act) was enacted. Accounting Standard Codification (ASC) 740, Accounting for Income Taxes, requires companies to recognize the effect of tax law changes in the period of enactment regardless of the effective date of those tax law changes. Certain provisions of the Tax Act are effective September 27, 2017, others are effective or identified as of December 31, 2017 and others are effective after January 1, 2018.

Given the timing of enactment of the Tax Act and the significance of the legislation, the SEC staff issued Staff Accounting Bulletin No. 118 (SAB 118), which allows registrants to record provisional amounts during a one year “measurement period” similar to that used when accounting for business combinations. However, the measurement period should not extend beyond one year from the Tax Act enactment date and is deemed to have ended when the registrant has obtained, prepared and analyzed the information necessary to finalize its accounting.

To the extent that a company’s accounting for certain income tax effects of the Tax Act is incomplete but the registrant is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. If a company cannot determine a provisional estimate to be included in the financial statements, it should continue to apply ASC 740, Accounting for Income Taxes, on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the Tax Act. More specifically, SAB 118 summarizes a three-step process to be applied at each reporting period to account for and disclose the tax effects of the Tax Act. The steps are (1) to record the effects of the change in tax law for which accounting is complete; (2) to record provisional amounts (or adjustments to provisional amounts) for the effects of the tax law where accounting is not complete, but for which a reasonable estimate has been determined; and (3) where a reasonable estimate cannot yet be made, to continue to apply ASC 740, Accounting for Income Taxes, based on the tax law in effect prior to enactment of the Tax Act.

Amounts recorded where accounting is complete for the year commencing January 1, 2018 primarily relate to the reduction in the U.S. corporate 21 . , 35 , 21 . This change resulted in no net tax expense/benefit but did cause a reduction to our U.S. federal estimated deferred tax asset fully offset by a reduction of our valuation allowance.

Effects of tax law changes where a reasonable estimate of the accounting effects have not yet been made include the one-time mandatory repatriation transition tax on the net accumulated earnings and profits of a U.S. taxpayer’s foreign subsidiaries earned post 1986. The Company has performed a preliminary earnings and profits analysis with consideration given to foreign loss carryforwards acquired as a result of the Company’s acquisitions and determined on a provisional basis that there should be no income tax effect in the current or any future period. The Company will continue to identify and evaluate data to more thoroughly identify the tax impact and record adjustments, if any, within the measurement period.

The Company has filed delinquent 2016, 2017 and 2018 Federal, State and local tax returns in October 2020 since and therefore these tax returns remain open to audit for all income tax returns filed until October 2023. No assurance concerning IRC 382,383,108, etc. and such outcome, since Federal, State/Local and Foreign income tax returns remain delinquent to the date of this filing.